Exhibit 10.1

Second AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (“Amendment”), dated as of November 27, 2023 (the “Effective Date”), is entered into by and among Direct Digital Holdings, Inc., a Delaware corporation (“DDH Holdings”), Direct Digital Holdings, LLC, a Texas limited liability company (“Direct Digital”), Colossus Media, LLC, a Delaware limited liability company (“Colossus”), Huddled Masses LLC, a Delaware limited liability company (“HM”), Orange142, LLC, a Delaware limited liability company (“Orange” and together with DDH Holdings, Direct Digital, Colossus and HM, “Borrowers” and each individually a “Borrower”), and East West Bank, a California state bank (“Lender”).

RECITALS:

WHEREAS, Borrowers and Lender entered into that certain Credit Agreement dated as of July 7, 2023 (as amended, supplemented, or otherwise modified up to the date hereof, the “Existing Credit Agreement”; the Credit Agreement as may be further amended, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”);

WHEREAS, Pursuant to Section 2.07 of the Existing Credit Agreement, Borrowers have requested an increase to the aggregate Commitment such that the aggregate Commitment after giving effect to such increase is $10,000,000; and

WHEREAS, Lender is willing to increase the aggregate Commitment and amend the Credit Agreement under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

1.            Same Terms. The terms used in this Amendment shall have the same meanings as provided therefor in the Credit Agreement, unless the context hereof otherwise requires or provides.

2.             Amendments to Existing Credit Agreement. On and after the Effective Date, the Credit Agreement shall be amended as follows:

(a)            Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Commitment” in its entirety and replace such definition with the following:

“Commitment” means the obligation of Lender to make Revolving Credit Advances pursuant to Section 2.01 in an aggregate principal amount up to but not exceeding Ten Million Dollars ($10,000,000), subject to termination pursuant to Section 10.02.

3.            Ratification. Except as expressly provided herein, each Borrower hereby (a) ratifies the Obligations and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment; (b) ratifies and confirms that the security instruments executed by each Borrower, as amended hereby, are not released, diminished, impaired, reduced, or otherwise adversely affected by the Credit Agreement and continue to secure the full payment and performance of the Obligations pursuant to their terms; (c) acknowledges the continuing existence and priority of the Liens granted, conveyed, and assigned to Lender, under the security instruments; and (d) agrees that the Obligations include, without limitation, the Obligations (as amended by this Amendment). Except as expressly provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of Lender created by or contained in any of such documents nor is any Borrower released from any covenant, warranty or obligation created by or contained therein.

4.            Representations and Warranties. Each Borrower hereby represents and warrants to Lender that (a) this Amendment has been duly authorized, executed, and delivered by each Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Borrower and are enforceable against each such Borrower, in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights; (d) the execution, delivery, and performance by each Borrower of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which each such Borrower is a party or by which each such Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) no Event of Default exists.

5.            Other Agreements. Each Borrower (a) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional pledges, and other agreements, documents, instruments, and certificates as Lender may reasonably deem necessary or appropriate in order to preserve and protect the Collateral granted by such Borrower pursuant to the security instruments executed by such Borrower; and (b) represents and warrants to Lender that such liability and obligation may reasonably be expected to directly or indirectly benefit each Borrower.

6.            Conditions to Effectiveness. The transactions contemplated by this Amendment shall be deemed to be effective as of the Effective Date, when the following have been satisfied in a manner satisfactory to Lender:

(a)            all representations and warranties set forth in this Amendment are true and correct in all material respects as set forth in Section 4 above;

(b)            Lender receives a fully executed copy of this Amendment;

(c)            Lender receives a fully executed amended and restated Revolving Credit Note executed by Borrowers and payable to Lender in the amount of such Commitment (as amended hereby);

(d)            Lender receives a Certificate certified by a Responsible Officer from Borrowers, in form and substance acceptable to Lender, attaching resolutions from the appropriate governing body of Borrowers which authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby, and such other items and documents as Lender shall reasonably request;

(e)            Lender receives (i) payment of the reasonable and documented out-of-pocket fees and expenses of Lender’s counsel incurred in connection with this Amendment in immediately available funds to the extent invoiced on or prior to the date hereof and (ii) a non-refundable Commitment Fee in the amount of $50,000;

(f)            Lender receives the Term Loan Lender’s written (including pursuant to electronic signature) consent to this Amendment and the modifications contemplated herein, pursuant to the terms of the Intercreditor Agreement;

(g)            the representations and warranties set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality standards set forth therein), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

(h)            after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement.

7.            Counterparts. For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Amendment.

8.            References to the Credit Agreement. Upon the effectiveness of this Amendment, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and (b) each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.

9.            Effect. This Amendment is one of the Loan Documents. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any of the other documents referred to herein or therein.

10.            ENTIRE AGREEMENT; GOVERNING LAW. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

This AMENDMENT AND ANY CONTROVERSY, DISPUTE, CLAIM OR CAUSE OF ACTION ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY BREACH HEREOF, OR the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Texas; provided that Lender shall retain all rights under federal law.

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IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.

BORROWERS:

DIRECT DIGITAL HOLDINGS, INC.

By:	/s/ Keith W. Smith
Name: Keith W. Smith
Title: President

DIRECT DIGITAL HOLDINGS, LLC

By:	/s/ Keith W. Smith
Name: Keith W. Smith
Title: President

COLOSSUS MEDIA, LLC

By:	/s/ Keith W. Smith
Name: Keith W. Smith
Title: President

HUDDLED MASSES LLC

By:	/s/ Keith W. Smith
Name: Keith W. Smith
Title: President

ORANGE142, LLC

By:	/s/ Keith W. Smith
Name: Keith W. Smith
Title: President

Signature Page to

Second Amendment to Credit Agreement

EAST WEST BANK,
a California state bank

By:	/s/ Hamilton LaRoe
Name: Hamilton LaRoe
Title: First Vice President

Signature Page to

Second Amendment to Credit Agreement